Summary of Significant Accounting Policies Accumulated Other Comprehensive Income (Loss) (Details 3) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Accumulated Other Comprehensive Loss
Unamortized prior service credit, net of tax expense of $17 for 2019 and $32 for 2018	$ 51	$ 98
Cumulative translation adjustment	(147)	(144)
Other, net	(1)	(6)
Total accumulated other comprehensive loss	(97)	(52)
Unamortized benefit plan costs - Tax Benefit	$ 17	$ 32